UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 24, 2013

ALERE INC.

(Exact name of registrant as specified in its charter)

Delaware	1-16789	04-3565120
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

51 Sawyer Road, Suite 200

Waltham, Massachusetts 02453

(Address of principal executive offices, including zip code)

(781) 647-3900

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On September 24, 2013, Alere Inc. issued a press release announcing that it had extended its offer to exchange any and all of its outstanding unregistered 6.500% Senior Subordinated Notes due 2020 for up to $425,000,000 in aggregate principal amount of its 6.500% Senior Subordinated Notes due 2020 that have been registered under the Securities Act of 1933, as amended, to 5:00 p.m., New York City time, on Wednesday, September 25, 2013, unless further extended.

A copy of the press release is attached as Exhibit 99.1 hereto and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release dated September 24, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALERE INC.

By:	/s/ Jay McNamara
Jay McNamara Senior Counsel — Corporate & Finance

Date: September 24, 2013.

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated September 24, 2013.